SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2005

CAPITOL BANCORP LTD.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	33-24728C (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of Principal Executive Offices) (Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On November 4, 2004, the board of directors of Capitol Bancorp Ltd. (the “Company”) approved the First Amendment (the “First Amendment”) to the Capitol Bancorp Ltd. 2003 Stock Plan (the “Plan”), subject to shareholder approval. The First Amendment increases the number of shares reserved for issuance under the Plan from 1,000,000 to 2,000,000. The principal features of the Plan are summarized in the Company’s Proxy Statement for the 2005 Annual Meeting of the Company’s Shareholders, filed with the Securities and Exchange Commission on March 29, 2005. The foregoing description and the Proxy Statement summary of the Plan are qualified in their entirety by reference to the Plan itself and the First Amendment which is incorporated by reference as Exhibit 10.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)

Exhibit No.	Description

10.1	First Amendment to the Capitol Bancorp Ltd. 2003 Stock Plan (filed as Annex B to the definitive proxy statement for the 2005 Annual Meeting of Shareholders of Capitol Bancorp Ltd. filed on March 29, 2005, and incorporated herein by reference).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD. (Registrant)

Date: May 11, 2005	/s/ Joseph D. Reid

Joseph D. Reid, Chief Executive Officer